RIDGEWORTH FUNDS
Supplement dated March 2, 2011 to the
Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”)
each dated August 1, 2010
RidgeWorth International Equity 130/30 Fund (A and I Shares)
RidgeWorth Real Estate 130/30 Fund (A and I Shares)
RidgeWorth U.S. Equity 130/30 Fund (A and I Shares)
On March 1, 2011, the Board of Trustees of the RidgeWorth Funds approved the liquidation and closing of the RidgeWorth International Equity 130/30 Fund, the RidgeWorth Real Estate 130/30 Fund and the RidgeWorth U.S. Equity 130/30 Fund (the “Funds”). The Funds expect to complete the liquidation and closing on or around May 31, 2011 (the “Liquidation Date”).
Effective on the Liquidation Date, all references to the Funds in the Prospectus and SAI are hereby deleted.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.
     RFSP – 134

RIDGEWORTH FUNDS
Supplement dated March 2, 2011 to the
Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”)
each dated August 1, 2010
RidgeWorth Mid-Cap Core Equity Fund (A, C, & I Shares)
On March 1, 2011, the Board of Trustees (“Board”) of the RidgeWorth Funds (the “Trust”) approved the reorganization of the RidgeWorth Mid-Cap Core Equity Fund (the “Fund”) into the RidgeWorth Mid-Cap Value Equity Fund (the “Acquiring Fund”), a separate series of the Trust.
After careful review, the Board determined the reorganization to be in the best interests of the Fund’s shareholders. In making its determination, the Board considered that:
–	the Fund’s primary investment objective, policies and strategies are similar to those of the Acquiring Fund;

–	the Fund’s contractual advisory fees and 12b-1 fees are the same as those of the Acquiring Fund;

–	the total operating expenses of the Acquiring Fund are lower than that of the Fund;

–	the reorganization is expected to be a tax-free event to shareholders; and

–	potential economies of scale are expected to result from the reorganization.
The reorganization is expected to be effective at the close of business on or around April 29, 2011 (the “Reorganization Date”). At that time, each shareholder of the A, C and I Shares of the Fund will become a shareholder of the Acquiring Fund, and will receive corresponding A, C and I Shares of the Acquiring Fund in an amount equal in value to the shares of the Fund the shareholder had immediately before the reorganization.
Shareholders who wish to redeem shares of the Fund in a taxable transaction prior to the reorganization may do so in accordance with the procedures described in the prospectus.
Effective on the Reorganization Date, all references to the Fund in the Prospectus and SAI are hereby deleted.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
RFSP – 135

RIDGEWORTH FUNDS
Supplement dated March 2, 2011 to the
Summary Prospectus, dated August 1, 2010 (as revised February 11, 2011), Prospectus, dated August 1, 2010, and Statement of Additional Information (“SAI”), dated August 1, 2010,
RidgeWorth Large Cap Core Equity Fund (A, C, & I Shares)
This Supplement contains an important notice regarding changes to the name, investment strategies and subadviser for the RidgeWorth Large Cap Core Equity Fund (the “Fund”) and should be read in conjunction with the Fund’s Summary Prospectus, Prospectus and SAI.
1.	On February 11, 2011, in connection with personnel changes, certain employees of Silvant Capital Management LLC (“Silvant”), a wholly-owned subsidiary of RidgeWorth Capital Management, Inc., the investment adviser to the Fund (the “Adviser”), became dual employees of IronOak Advisors LLC (“IronOak”), also a wholly-owned subsidiary of the Adviser and the current investment subadviser to the Fund, and assumed responsibilities for the day-to-day management of the Fund, as reflected in a supplement dated February 14, 2011.
At a meeting held on March 1, 2011, the Board of Trustees (the “Board”) of the RidgeWorth Funds approved a change in the Fund’s investment subadviser from IronOak to Silvant, as well as an Investment Subadvisory Agreement between the Adviser and Silvant (the “Subadvisory Agreement”) with respect to the Fund. The Board concluded that there would be no change in subadvisory management or control, and that the services provided to the Fund would remain the same. A discussion regarding the basis for the Board’s decision to approve the Subadvisory Agreement will be presented in the Fund’s annual report to shareholders for the period ending March 31, 2011. Silvant, located at 50 Hurt Plaza, Suite 1400, Atlanta, Georgia 30303, had approximately $4.1 billion in assets under management as of December 31, 2010.
At the meeting, the Board also approved modifications to the Fund’s name and investment strategies to better align them with the new management team.
2.	Accordingly, effective on or around May 13, 2011, the Fund will change its name to the RidgeWorth Large Cap Core Growth Stock Fund.
As a result of this name change, effective on or around May 13, 2011, the following information will replace the second, third and fourth paragraphs under “Principal Investment Strategies” on page 2 of the Summary Prospectus and beginning on page 10 of the Prospectus:
The Subadviser applies proprietary quantitative models to rank stocks based on improving fundamentals, valuation, capital deployment and efficiency and sentiment or behavior factors. The Subadviser then uses fundamental research to select the portfolio of stocks it believes has the best current risk/return characteristics. In selecting investments for purchase, the Subadviser seeks companies with strong current earnings, growth in revenue, improving profitability, strong balance sheets, strong current and projected business fundamentals, and reasonable valuation. The Subadviser’s approach attempts to identify a well-defined “investment thesis” (why it believes the company’s current expectations will be increased over the next 3 to 18 months) based on competitive positioning, business model, and potential catalysts and risks. The Subadviser may sell a security when the investment thesis is realized, the investment thesis breaks down, or a more attractive alternative presents itself. The Subadviser believes in executing a very disciplined and objective investment process and controlling risk through a broadly diversified portfolio.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
RFSP – 136